                                                                    EXHIBIT 99.4
SEEC, INC.

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS


        The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the acquisition of certain of the assets of Asera, Inc. ("Asera") by SEEC, Inc. ("SEEC") (the "Asset Purchase"). The Asset Purchase occurred on January 8, 2003. SEEC has a fiscal year end of March 31, while Asera has a fiscal year end of December 31.

        The unaudited pro forma condensed consolidated financial statements are based on the following:

        1. SEEC's unaudited historical condensed consolidated financial statements as of December 31, 2002 and for the nine-month period then ended;

        2. Asera's audited historical consolidated balance sheet as of December 31, 2002 and consolidated statement of operations for the year ended December 31, 2001;

        3. Asera's unaudited historical consolidated statement of operations for the nine-month period ended December 31, 2002;

        4. SEEC's audited historical consolidated financial statements for the year ended March 31, 2002;

        5. Unaudited pro forma adjustments as described in the accompanying notes.

        The unaudited pro forma condensed consolidated balance sheet at December 31, 2002 gives effect to the Asset Purchase as if it occurred on December 31, 2002. The unaudited pro forma condensed consolidated statements of operations for the nine-month period ended December 31, 2002, and the year ended March 31, 2002 for SEEC and December 31, 2001 for Asera, give effect to the Asset Purchase as if it occurred on April 1, 2001. The related adjustments are described in the accompanying notes. The unaudited pro forma condensed consolidated financial statements are based upon available information and certain assumptions set forth in the notes to the unaudited pro forma condensed consolidated financial statements, which assumptions have been made solely for purposes of developing such unaudited pro forma financial information.

        THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS DO NOT PURPORT TO REPRESENT WHAT SEEC'S RESULTS OF OPERATIONS OR FINANCIAL CONDITION WOULD ACTUALLY HAVE BEEN HAD THE ASSET PURCHASE OCCURRED AS OF APRIL 1, 2001 (IN THE CASE OF THE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS) OR DECEMBER 31, 2002 (IN THE CASE OF THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET).

        FURTHERMORE, DUE TO ASERA'S SIGNIFICANT RESTRUCTURING AND CHANGES TO ITS BUSINESS MODEL IN 2002, AND DUE TO THE FACT THAT SEEC DID NOT ACQUIRE ALL OF ASERA'S ASSETS OR FORMER OPERATIONS, THE ACCOMPANYING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS ARE NOT PREDICTIVE OF SEEC'S RESULTS OF OPERATIONS OR FINANCIAL CONDITION OR MANAGEMENT'S EXPECTATIONS FOR ANY FUTURE PERIOD OR DATE.

        The unaudited pro forma condensed consolidated financial statements should be read in conjunction with SEEC's historical financial statements and notes thereto, including SEEC's Annual Report on Form 10-K for the year ended March 31, 2002 and Quarterly Report on Form 10-Q for the quarter ended December 31, 2002, and Asera's historical financial statements and notes thereto included in this Form 8-K/A.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(UNAUDITED)
(IN THOUSANDS)

                                                         SEEC,                                   PRO FORMA          PRO FORMA
                                                          INC.              ASERA, INC.         ADJUSTMENTS          COMBINED
                                                          ----              -----------         -----------          --------
                            ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                              $   9,046           $   2,730           $  (2,730)(a)       $   7,475
                                                                                                    (1,571)(b)
  Short-term investments                                     2,421                  --                  --               2,421
  Accounts receivable - trade, net                             989                 225                 (75)(a)           1,139
  Prepaid expenses and other current assets                    268                 197                (197)(a)             268
                                                         ---------           ---------           ---------           ---------
    Total current assets                                    12,724               3,152              (4,573)             11,303

PROPERTY AND EQUIPMENT, NET                                    599                 666                (416)(a)             849

LEASE DEPOSITS AND OTHER ASSETS                                 --                 681                (481)(a)             200

INTANGIBLE ASSETS, NET                                          67                  --               5,695 (a,b,d)       5,767
                                                                                                         5 (c)
                                                         ---------           ---------           ---------           ---------
                                                         $  13,390           $   4,499           $     230           $  18,119
                                                         =========           =========           =========           =========



CURRENT LIABILITIES:
  Accounts payable - trade                               $     232           $   2,806           $  (1,680)(a)       $   1,358
  Accrued compensation                                         391                 984                (878)(a)             497
  Other current liabilities                                    333                 451                (451)(a)             333
  Deferred maintenance revenues                                306               2,516              (1,137)(a)           1,685
  Income taxes payable                                          38                  --                  --                  38
  Current portion of long-term debt                             --               3,350              (1,237)(a)           2,113
                                                         ---------           ---------           ---------           ---------
    Total current liabilities                                1,300              10,107              (5,383)              6,024
Long-term debt, net of current portion                          --               1,567              (1,567)(b)              --
Deferred maintenance revenues                                   --               5,250              (5,250)(a)              --
                                                         ---------           ---------           ---------           ---------
    Total liabilities                                        1,300              16,924             (12,200)              6,024
                                                         ---------           ---------           ---------           ---------

SHAREHOLDERS'
EQUITY (DEFICIT):
  Preferred stock
  Common stock                                                  63                  44                 (44)(a)              63
  Additional paid-in capital                                34,589             194,148            (194,148)(a)          34,594
                                                                00                                       5 (c)
  Deferred stock compensation                                   --                (110)                110 (a)              --
  Accumulated deficit                                      (21,741)           (206,386)            206,386 (a)         (21,741)
  Less treasury stock, at cost                                (840)                 --                  --                (840)
  Accumulated other comprehensive income (loss)                 19                (121)                121 (a)              19
                                                         ---------           ---------           ---------           ---------
    Total shareholders' equity                              12,090             (12,425)             12,430              12,095
                                                         ---------           ---------           ---------           ---------
                                                         $  13,390           $   4,499           $     230           $  18,119
                                                         =========           =========           =========           =========


    The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                      SEEC, INC.         ASERA, INC.
                                                   ---------------    -----------------
                                                     YEAR ENDED          YEAR ENDED           PRO FORMA          PRO FORMA
                                                   MARCH 31, 2002     DECEMBER 31, 2001      ADJUSTMENTS          COMBINED
                                                   ---------------    -----------------      -----------        ------------
REVENUES                                             $   2,335           $  37,096           $      --           $  39,431
                                                     ---------           ---------           ---------           ---------
OPERATING EXPENSES:
  Cost of revenues                                       1,249              55,023                  --              56,272
  General and administrative                             1,729               8,272                  --              10,001
  Sales and marketing                                    4,350              27,021                  --              31,371
  Research and development                               1,632              22,347                  --              23,979
  Amortization of intangible assets                        177                  --                 990 (g)           1,167
  Write-down of impaired assets                            136                  --                  --                 136
                                                     ---------           ---------           ---------           ---------
      Total operating expenses                           9,273             112,663                 990             122,926
                                                     ---------           ---------           ---------           ---------
LOSS FROM OPERATIONS                                    (6,938)            (75,567)               (990)            (83,495)
                                                     ---------           ---------           ---------           ---------
OTHER INCOME (EXPENSE), NET:
  Interest expense                                          --              (3,245)              2,935 (f)            (310)
  Interest income                                          680                  --                 (32)(e)             648
  Other income (expense)                                    --               2,322                  --               2,322
                                                     ---------           ---------           ---------           ---------
      Total other income (expense), net                    680                (923)              2,903               2,660
                                                     ---------           ---------           ---------           ---------
NET LOSS                                             $  (6,258)          $ (76,490)          $   1,913           $ (80,835)
                                                     =========           =========           =========           =========

Basic and diluted net loss per common share          $   (1.03)                                                  $  (13.26)
                                                     =========                                                   =========
Weighted average number of basic and
diluted common and common equivalent
shares outstanding                                       6,095                                                       6,095
                                                     =========                                                   =========



    The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE-MONTH PERIODS ENDED DECEMBER 31, 2002
(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                           PRO FORMA         PRO FORMA
                                                     SEEC, INC.        ASERA, INC.        ADJUSTMENTS        COMBINED
                                                     ----------        -----------        -----------        --------
REVENUES                                             $  2,877           $ 32,615           $     --           $ 35,492
                                                     --------           --------           --------           --------
OPERATING EXPENSES:
  Cost of revenues                                      1,232             14,770                 --             16,002
  General and administrative                            1,374              3,722                 --              5,096
  Sales and marketing                                   1,956              8,793                 --             10,749
  Research and development                                978              9,447                 --             10,425
  Amortization of intangible assets                        22                 --                743  (g)           765
  Restructuring costs                                     344              2,429                 --              2,773
                                                     --------           --------           --------           --------
      Total operating expenses                          5,906             39,161                743             45,810
                                                     --------           --------           --------           --------
LOSS FROM OPERATIONS                                   (3,029)            (6,546)              (743)           (10,318)
                                                     --------           --------           --------           --------
OTHER INCOME (EXPENSE), NET:
  Interest expense                                         --             (6,673)             6,432  (f)          (241)
  Interest income                                         217                 --                (24) (e)           193
  Other income (expense)                                   --                 18                 --                 18
                                                     --------           --------           --------           --------
      Total other income (expense), net                   217             (6,655)             6,408                (30)
                                                     --------           --------           --------           --------
NET LOSS                                             $ (2,812)          $(13,201)          $  5,665           $(10,348)
                                                     ========           ========           ========           ========

Basic and diluted net loss per common share          $  (0.46)                                                $  (1.70)
                                                     ========                                                 ========
Weighted average number of basic and
diluted common and common equivalent
shares outstanding                                      6,082                                                    6,082
                                                     ========                                                 ========


    The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

SEEC, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS


1.  BASIS OF PRO FORMA PRESENTATION

        The unaudited pro forma condensed consolidated financial statements of SEEC have been prepared on the basis of assumptions relating to the allocation of the consideration paid to the acquired assets and liabilities of Asera, based on management's best estimates.

       Following is a summary of the preliminary estimate of the total purchase price:

     Secured debt acquired and paid off on January 8, 2003                $   1,571,000
     Other secured debt acquired                                              2,113,000
     Other assumed liabilities                                                  200,000
     Deferred maintenance obligation assumed                                  1,379,000
     Other acquisition costs                                                  1,037,000
                                                                          --------------
     Total purchase price                                                 $   6,300,000
                                                                          ==============


       Based upon the preliminary estimate of fair market values of the assets acquired on the effective date of the acquisition, the purchase price was allocated as follows:

     Current assets                                                       $     150,000
     Property and equipment                                                     250,000
     Lease deposits and other assets                                            200,000
     Identified intangible assets                                             4,950,000
     Goodwill                                                                   750,000
                                                                          --------------
     Net assets acquired                                                  $   6,300,000
                                                                          ==============


       The allocation of the purchase price to specific assets is based, in part, upon management's appraisal of long-lived assets acquired. The allocation is preliminary at this time. SEEC expects to finalize the appraisal of the long-lived assets and the determination of the fair value of all other assets and liabilities for inclusion in its Annual Report on Form 10-K for the year ending March 31, 2003.

2.  PRO FORMA ADJUSTMENTS

        (a) Adjustment reflects the elimination of the components of Asera's balance sheet that were not acquired by SEEC.

        (b) Adjustment reflects the repayment of two of Asera's secured debt instruments totaling $1,571,000, which were paid in full by SEEC coincident with the Asset Purchase.

        (c) On January 6, 2003, Asera transferred all of its assets to Sherwood Partners, Inc. ("Sherwood") in an assignment-for-the-benefit-of-creditors transaction. Sherwood in turn sold certain of those assets to SEEC under the Asset Purchase. As part of the consideration for the purchased assets, SEEC agreed to issue warrants to Sherwood to purchase 20,000 shares of SEEC stock, for the benefit of unsecured creditors of Asera. The value of the warrants is based on their estimated fair value as of the date the Asset Purchase was announced, using the Black-Scholes valuation model. This adjustment reflects the issuance of the warrants and an increase in identified intangible assets and goodwill.

        (d) Adjustment represents the value of identified intangible assets and goodwill recorded in connection with the transaction.

        (e) Adjustment represents interest income assumed to be foregone at an average rate of 2%, due to cash outlays coincident with the Asset Purchase. This is based on the assumption that the repayment of the $1,571,000 in secured debt would have occurred on the assumed purchase date of April 1, 2001.

        (f) This adjustment reflects the elimination of Asera interest expense, except for interest that would have been incurred by SEEC on the following assumed debt:

                (i) Debt totaling $2,130,000 that was owed to Venture Lending & Leasing III, Inc., Third Coast Capital, Venture Banking Group, GATX Ventures, Inc. and Heller Financial Leasing, Inc. Coincident with the Asset Purchase, half of that amount was forgiven by the lenders, and the remaining $1,065,000 was assumed by SEEC, all of which was repaid in connection with the Asset Purchase. For purposes of the computation of interest expense included in this pro forma adjustment, it was assumed that the debt forgiveness did not occur, and interest at 13.09% per annum on the total $2,130,000 was applied throughout the periods presented.

                (ii) $1,012,000 of secured indebtedness of Asera that was owed to Comdisco Ventures, Inc. under a promissory note dated November 2002. Coincident with the Asset Purchase, half of that amount was forgiven by the lenders, and the remaining $506,000 was assumed by SEEC, all of which was repaid in connection with the Asset Purchase. For purposes of the computation of interest expense included in this pro forma adjustment, it was assumed that the debt forgiveness did not occur, and interest at 8.75% per annum was included for November and December 2002.

                (iii) $2,113,000 of secured indebtedness of Asera that was owed to KPCB Holdings, Inc. and certain other lenders. Interest at 8% per annum was included for November and December 2002.

        (g) Represents amortization expense related to $4,950,000 of identifiable intangible assets. Amortization is computed using the straight-line method over the useful lives of the related assets, which management estimates to be five years. Identifiable intangible assets include the value of software and customer contracts.

3.  Reclassifications

       Stock-based employee compensation expense (credit) included in Asera's statement of operations was allocated to the related operating expense categories on the accompanying unaudited pro forma condensed consolidated statements of operations as follows:

                                    Nine Months Ended      Year Ended
                                    December 31,2002    December 31, 2001
                                    -----------------   -----------------
Cost of revenues                     $  (170,000)         $   724,000
General and administrative               (51,000)           1,009,000
Sales and marketing                     (644,000)             964,000
Research and development                (188,000)             590,000
                                     -----------          -----------
                                     $(1,053,000)         $ 3,287,000
                                     ===========          ===========